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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 10, 2006
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                           MEDICAL NUTRITION USA, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-18349                  11-3686984
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      (State or other                 (Commission               (IRS Employer
jurisdiction of incorporation)        File Number)           Identification No.)


                10 West Forest Avenue
                Englewood, New Jersey                            07631
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number including area code: (201) 569-1188
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events

On October 10, 2006, Medical Nutrition USA, Inc. announced the appointment of Alan Levy, 44, as Vice President, Finance, Chief Financial Officer, effective immediately. Mr. Levy was most recently a consultant to public and private companies in a variety of industries. He is the former Senior Vice President, Finance, Chief Financial Officer of ATC Healthcare, Inc. where he was responsible for corporate accounting, financial planning, taxes and SEC filings. He was previously Corporate Controller and Chief Accounting Officer for Globix Corp. His prior experience also includes management positions at Del Laboratories Inc., American Institute of Certified Public Accountants and Ernst & Young. Mr. Levy is a Certified Public Accountant and received his Bachelor of Science in Accounting from Long Island University.






Item 9.01         Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                  99.1     Press release dated October 10, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MEDICAL NUTRITION USA, INC.


Date:  October 10, 2006                   By: /s/ MYRA GANS
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                                              Executive Vice President/Secretary

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